                        ANNUAL REPORT / DECEMBER 31 2000

                           AIM INTERNATIONAL EMERGING

                                   GROWTH FUND

                                  [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                    PEACE CELEBRATION, ARC DE TRIOMPHE 1919

                    BY WILLIAM SAMUEL HORTON. IN 1919, WORLD

               DIPLOMATS GATHERED FOR THE PARIS PEACE CONFERENCE

               TO NEGOTIATE A TREATY ENDING WORLD WAR I. HORTON,

                WHO TRAINED UNDER SUCH NOTABLE MASTERS AS CLAUDE

              MONET, CAPTURED THE AIR OF OPTIMISM AND CELEBRATION

               IN PARIS AT THE PROSPECT OF PEACE AND PROSPERITY.

                  AIM INTERNATIONAL EMERGING GROWTH FUND SEEKS

                    COMPANIES POISED FOR FUTURE PROSPERITY.

                     -------------------------------------

AIM International Emerging Growth Fund is for shareholders who seek long-term growth of capital by investing in securities of international companies that are likely to benefit from new or innovative products, services or processes.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Emerging Growth Fund's performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.
o Had the advisor not waived fees and expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o Because the fund has been in existence for less than a year (since 8/31/00), total return is cumulative total return that has not yet been annualized. Cumulative total returns since inception, including sales charges, were:
    Class A shares, -24.67%; Class B shares, -24.48; Class C shares, -21.30%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in micro-, small or mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund is nondiversified, which may increase risks as well as potential rewards. This means that with respect to 50% of its assets, the fund may invest more than 5% of its assets in the securities of any one issuer.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI EAFE--Registered Trademark-- (Europe, Australasia and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.
o The unmanaged Standard & Poor's 500 Index (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
o Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                     AIM INTERNATIONAL EMERGING GROWTH FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as AIM Funds' new chairman. I
    [PHOTO OF       feel privileged to succeed Ted Bauer, who recently retired
    Robert H.       as AIM's chairman after a long, successful career in the
     Graham         investment industry. Ted has always shown the highest degree
   Chairman of      of integrity and commitment to excellence, and I have always
    THE FUND        admired him greatly. I'm also proud to be part of the team
  APPEARS HERE]     that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets in 2000 were particularly unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 down 9.1%. But 20% to 30% returns, such as we have seen recently, are not typical. Historically, markets decline in one out of every four years. What we have seen in 2000 is a normal downturn, and it appears to be a worldwide trend. In 2000, most overseas markets were more turbulent than their U.S. counterpart.
    Regardless of the impact of market conditions, we know you are counting on us to deliver attractive investment performance. We don't like it when we don't live up to your expectations. We have been disappointed along with you. Because we ourselves invest in AIM funds and use them in our retirement plans, virtually everyone who works here has a stake in at least one AIM fund. All of us have seen the value of our own accounts decline. We know how unpleasant this experience is.
    What are we doing about it? We are sticking with our motto: Invest with Discipline. We still manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a down period in the markets, like the one last year. We just have to be patient, and we urge you to be, too. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though we can expect the situation to remain difficult for some time, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive market valuation in several years. While there is concern that the economy's record long expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets.
    The current environment illustrates the value of professional money management. During downturns, investors may be tempted to make decisions based on emotions, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.
    In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.


Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman


                     AIM INTERNATIONAL EMERGING GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND DEBUTS WHILE MARKETS TEST INVESTORS

HOW DID AIM INTERNATIONAL EMERGING GROWTH FUND PERFORM DURING THE FISCAL YEAR? The fund, which began sales on August 31, 2000, found itself in the middle of a difficult period for financial markets, both in the United States and abroad. Excluding sales charges, cumulative total returns for the fund as of December 31, 2000, were -20.30% for Class A shares and -20.50% for Class B and Class C shares. Comparatively, the MSCI EAFE had a total return of -7.42% for the same period. Net assets in the fund stood at $10.3 million at the end of the reporting period.

WHAT IS THE FUND'S MANAGEMENT STRATEGY?
The fund invests in international companies that management believes are poised for significant growth. We focus on start-up and developing companies that are emerging in existing or new industries, mainly in developed countries. Our stock-selection process is based on our perception of a company's prospects, not speculation concerning the performance of a broad market sector.
    With its international component, the fund will be able to capitalize on such global economic trends as the growing equity culture outside the United States, the increasing number of companies that are restructuring, and governments privatizing their state-owned businesses. These trends are resulting in the creation of more new companies and more opportunities for new business at existing companies.
    We expect that the fund will invest primarily in small- and mid-cap stocks, although it also may hold large-cap stocks. This flexibility provides the fund the potential to benefit from owning the stock of a company as it grows from a small start-up to an established, successful business.

WHAT WERE SOME KEY TRENDS IN GLOBAL MARKETS?
Stock markets worldwide entered 2000 filled with excitement over technology, media and telecommunications (TMT) stocks. The celebration ended abruptly in March, however, as inflation fears, rising interest rates and incredibly high stock valuations sparked a worldwide tech sell-off. The global meltdown of TMT stocks caused most world markets to give back all their high-tech gains.
    Since spring, volatility has been the watchword. In May and June, markets improved amid mounting evidence that the U.S. economy was slowing, reducing the chance that the U.S. Federal Reserve Board (the Fed) would continue to raise interest rates. But the market upturn was short-lived. In late summer and early fall, markets plunged again as investors worried about rising oil prices, unrest in the Middle East and lower corporate earnings.
    In September and October, a number of U.S. corporate heavyweights reported earnings disappointments, as rising oil prices and a weak euro crimped profit margins. Uncertainty about the outcome of the U.S. presidential election also roiled markets, and the December resolution of the election controversy failed to produce a sustained stock-market rally.
    Even the Fed's shift away from a tightening bias was insufficient to counteract investors' concerns, and most key market indexes recorded losses for the year. Both in the United States and abroad, value stocks outperformed growth stocks and smaller companies outperformed large companies for the year.

HOW DID EUROPEAN MARKETS FARE DURING THE FISCAL YEAR?
Like many of their world brethren, European equity markets enjoyed the rapid appreciation of Internet and wireless stocks. But European markets were not immune to the volatility sparked by the spring plunge. A series of inflationary concerns also contributed to stock-market volatility in Europe.
    The euro fell to a record low in October and put upward pressure on inflation by increasing the price of imported goods and commodities. Any European company that has to pay for dollar-denominated materials such as oil, minerals and metals is negatively affected by a lower euro. By year-end, few European indexes were in the black.

WHAT WERE THE MAJOR MARKET DEVELOPMENTS IN ASIA?
The Japanese stock market mirrored its U.S. counterpart in terms of volatility following the spring tech sell-off. The world's second-largest economy, Japan slipped back into recession in early 2000. However, there are signs that corporate Japan is beginning to take a more aggressive stance toward cost-cutting to bolster profits. Outside Japan, investment in Asia weakened because of political turmoil in many countries and interest-rate concerns. Even Hong Kong, one of the best-performing Asian markets, showed signs of slowing.

HOW WAS THE FUND POSITIONED AS OF DECEMBER 31?
At the end of the reporting period, the fund's top sector weightings included technology, capital goods (such as manufacturing), health care and

                      -------------------------------------

                        THE FUND INVESTS IN INTERNATIONAL

                       COMPANIES THAT MANAGEMENT BELIEVES

                       ARE POISED FOR SIGNIFICANT GROWTH.

                      -------------------------------------

          See important fund and index disclosures inside front cover.

                     AIM INTERNATIONAL EMERGING GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


                      -------------------------------------

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                                  "eDELIVERY."

                      -------------------------------------

consumer cyclicals (such as auto parts). Technology garnered the largest weighting despite the difficulties in that sector because we found many emerging companies with excellent growth prospects. European companies dominated the fund's portfolio because the region as a whole has a bright future, which could translate into a bright future for the companies there that fit our earnings-growth strategy.

WHAT WERE SOME STOCKS IN THE PORTFOLIO?
o France's EGIDE designs, manufactures and distributes hermetic packages that act as electronic protectors. This protection is useful for the extreme conditions found in the industries the company serves, including defense, aeronautics and telecommunications.
o HUGO BOSS, a German apparel company, made work clothes in the 1920s and is now known for its menswear lines ranging from casual (Hugo) to sophisticated (Baldessarini). The company also recently moved into womenswear.
o GAMESA, based in Spain, is one of the world's largest wind turbine companies. With Spain highly dependent on oil imports for electricity, wind-generation plants are being installed there faster than in the rest of Europe because Spain has plenty of sparsely populated and windy areas.
o From the United Kingdom, GENETIX provides automated systems and services used in gene discovery, such as its proteomics system. Proteomics is fitted to the Q-Bot, the company's robotic system for genomic research, and used in the protein separation and analysis process.
o Sweden's BIACORE makes biosensor analysis systems that show researchers how living cells interact with vitamins, drugs, proteins and other biomolecules. As a result, the company's instruments are useful in developing therapies for such diseases as Alzheimer's and cancer.

PORTFOLIO COMPOSITION

As of 12/31/00, based on total net assets

===================================================================================================================================
TOP 10 EQUITY HOLDINGS                               TOP 10 COUNTRIES                TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Egide S.A. (France)                       2.42%   1. France              16.41%   1. Computers (Software & Services)     11.94%

 2. Hugo Boss A.G.-Pfd. (Germany)             2.35    2. United Kingdom      14.71    2. Manufacturing (Specialized)          9.87

 3. Grupo Auxiliar Metalurgico, S.A                   3. Sweden               9.78    3. Electronics (Semiconductors)         8.30
    (Gamesa) (Spain)                          2.27

 4. Genetix Group PLC (United Kingdom)        1.99    4. Germany              7.27    4. Health Care (Medical
                                                                                         Products & Supplies)                 6.84
 5. Biacore International A.B. (Sweden)       1.96    5. Canada               7.18    5. Electrical Equipment                 6.19

 6. Micronic Laser Systems A.B.                       6. Hong Kong            5.45
    (Sweden)                                  1.93                                    6. Communications Equipment             5.41
                                                      7. Switzerland          4.98
 7. Q-Med A.B. (Sweden)                       1.78                                    7. Electronics (Component
                                                                                         Distributors)                        4.94
 8. CML Microsystems PLC                              8. Australia            4.13    8. Health Care (Drugs--Generic
    (United Kingdom)                          1.78                                       & Other)                             3.17

 9. Arkopharma (France)                       1.70    9. Finland              3.08    9. Auto Parts & Equipment               2.73

10. Volex Group PLC (United Kingdom)          1.68   10. Spain                2.27   10. Telecommunications
                                                                                         (Cellular/Wireless)                  2.28
The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

          See important fund and index disclosures inside front cover.

                     AIM INTERNATIONAL EMERGING GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

                      -------------------------------------

                        EUROPE MIGHT GROW FASTER THAN THE

                        UNITED STATES IN THE YEAR AHEAD.

                      -------------------------------------

WHAT WERE MARKET CONDITIONS LIKE AS THE REPORTING PERIOD CLOSED?
Both domestically and overseas, the situation was mixed. There was widespread concern about a slowing U.S. economy and corporate earnings. Many believe that disappointing earnings may continue for the next six to eight months, as capital expenditures and consumer spending may decline. A lagging U.S. economy could spell potential trouble for many overseas markets.
    While European stock markets could still be volatile in the near term, the region's outlook is positive. Spending on technology and communications continues to increase, and many expect Europe's Internet penetration to surpass that of the United States in the near future. Government policies are also changing, with tax, pension and welfare reforms becoming more prevalent. Cross-country consolidation is becoming more common as mergers and acquisitions continue. And if the euro can sustain its upward trend and the U.S. economy slows, Europe might grow faster than the United States in the year ahead.

GETTING AHEAD OF THE GROWTH CURVE
This life-cycle curve illustrates the greater growth potential that typically characterizes companies in their early development. The fund targets those emerging-growth companies with the potential for rapid earnings appreciation.

                 START-UP EXAMPLE: Pacific Century Cyber Works
                DEVELOPING EXAMPLE: IMAX--Registered Trademark--
                           ESTABLISHED EXAMPLE: Nokia
                        MATURE EXAMPLE: Daimler Chrysler

                              BUSINESS CYCLE STAGES

The chart illustrates the general concept of a company's growth cycle and does not represent the performance of the stocks in which the fund invests. Companies used in the chart are for illustrative purposes only and do not necessarily represent specific holdings in the fund.

          See important fund and index disclosures inside front cover.

                     AIM INTERNATIONAL EMERGING GROWTH FUND

                        ANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                 [GRAPHIC HERE]


       A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of Funds--Registered Trademark-- o AMVESCAP National Trust Company


                     AIM INTERNATIONAL EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

                                                      MARKET
                                           SHARES      VALUE

FOREIGN STOCKS & OTHER EQUITY INTERESTS-87.45%

AUSTRALIA-4.13%

ERG Ltd. (Electrical Equipment)             89,700  $   136,689
---------------------------------------------------------------
Open Telecommunications Ltd. (Computers-
  Software & Services)(a)                  208,700      130,624
---------------------------------------------------------------
Securenet Ltd. (Services-Computer
  Systems)(a)                               58,500      156,451
---------------------------------------------------------------
                                                        423,764
===============================================================

AUSTRIA-1.04%

Palfinger A.G.
  (Manufacturing-Specialized)                3,600      106,488
===============================================================

BELGIUM-1.47%

Omega Pharma S.A. (Health
  Care-Drugs-Generic & Other)                3,700      150,793
===============================================================

CANADA-7.18%

Descartes Systems Group Inc. (The)
  (Computers-Software & Services)(a)         3,120       73,835
---------------------------------------------------------------
Exfo Electro-Optical Engineering Inc.
  (Communications Equipment)(a)              4,900      128,013
---------------------------------------------------------------
Forzani Group Ltd. (The)-Class A
  (Retail-Specialty-Apparel)(a)             36,400       94,634
---------------------------------------------------------------
MOSAID Technologies Inc. (Electronics-
  Semiconductors)(a)                         4,010       89,016
---------------------------------------------------------------
Patheon, Inc. (Health Care-Specialized
  Services)(a)                               9,100       90,084
---------------------------------------------------------------
Research in Motion Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)                        700       56,000
---------------------------------------------------------------
Sierra Wireless (Communications
  Equipment)(a)                              1,800       86,394
---------------------------------------------------------------
Tundra Semiconductor Corp. (Electronics-
  Semiconductors)                            4,200      118,992
===============================================================
                                                        736,968
===============================================================

CHINA-1.44%

AsiaInfo Holdings, Inc. (Telephone)(a)      15,800      148,125
===============================================================

DENMARK-1.68%

Vestas Wind Systems A.S. (Manufacturing-
  Specialized)                               3,180      172,166
===============================================================

FINLAND-3.08%

Amer Group Ltd. (Leisure Time-Products)      4,700      123,579
---------------------------------------------------------------
Elcoteq Network-Class A
  (Manufacturing-Specialized)                3,030       95,318
---------------------------------------------------------------
Vacon Oyj (Electrical Equipment)(a)         12,500       97,426
===============================================================
                                                        316,323
===============================================================

FRANCE-16.41%

Altedia (Computers-Software &
  Services)(a)                               3,700      156,560
---------------------------------------------------------------
Arkopharma (Health Care-Drugs-Generic &
  Other)                                     1,200      174,663
---------------------------------------------------------------
Beneteau (Manufacturing-Specialized)         1,300      164,803
---------------------------------------------------------------
Egide S.A. (Electronics-Component
  Distributors)(a)                             480      248,811
---------------------------------------------------------------
Gemplus International S.A.
  (Services-Computer Systems)(a)             6,600       58,878
---------------------------------------------------------------
HighWave Optical Technologies
  (Communications Equipment)(a)                600       81,641
===============================================================

FRANCE

LVL Medical S.A. (Health Care-Medical
  Products & Supplies)                       2,200  $   164,240
---------------------------------------------------------------
Marionnaud Parfumeries
  (Retail-Specialty)(a)                      1,000      130,340
---------------------------------------------------------------
Metrologic Group (Computers-Software &
  Services)                                  1,610      136,068
---------------------------------------------------------------
Riber S.A. (Electrical Equipment)(a)         6,050      110,784
---------------------------------------------------------------
Seche Environnement (Waste Management)       1,300      116,949
---------------------------------------------------------------
Silicon-On-Insulator Technologies
  (SOITEC) (Electronics-Component
  Distributors)(a)                           5,755      140,510
===============================================================
                                                      1,684,247
===============================================================

GERMANY-7.27%

ADVA A.G. Optical Networking
  (Communications Equipment)(a)                990       57,174
---------------------------------------------------------------
Comroad A.G. (Communications
  Equipment)(a)                              1,360       45,976
---------------------------------------------------------------
ELMOS Semiconductor A.G. (Electronics-
  Semiconductors)(a)                         1,580       37,834
---------------------------------------------------------------
Hugo Boss A.G.-Pfd
  (Manufacturing-Specialized)                  900      240,866
---------------------------------------------------------------
IPC Archtec A.G. (Retail-Computers &
  Electronics)(a)                            1,800      100,572
---------------------------------------------------------------
Tecis Holding A.G. (Investment
  Management)                                2,500      159,639
---------------------------------------------------------------
Umweltkontor Renewable Energy A.G.
  (Engineering & Construction)(a)            2,400      104,798
===============================================================
                                                        746,859
===============================================================

HONG KONG-5.45%

Asia Satellite Telecommunications
  Holdings Ltd.
  (Telecommunications-Cellular/Wireless)    79,000      164,083
---------------------------------------------------------------
China Mobile Ltd.
  (Telecommunications-Cellular/
  Wireless)(a)                               2,500       13,654
---------------------------------------------------------------
Computer & Technologies Holdings Ltd.
  (Computers-Software & Services)          226,000      122,421
---------------------------------------------------------------
Denway Motors Ltd. (Auto Parts &
  Equipment)(a)                            924,000      161,114
---------------------------------------------------------------
SINA.com (Computers-Software &
  Services)(a)                              18,960       59,250
---------------------------------------------------------------
Sunevision Holdings Ltd.
  (Computers-Software & Services)(a)       109,000       39,130
===============================================================
                                                        559,652
===============================================================

ISRAEL-1.07%

Orbotech, Ltd. (Computers-Software &
  Services)(a)                               2,955      110,258
---------------------------------------------------------------

JAPAN-2.11%

Bellsystem24, Inc. (Services-Commercial
  & Consumer)                                  400      160,924
---------------------------------------------------------------
Softbank Corp. (Computers-Software &
  Services)                                  1,600       55,554
===============================================================
                                                        216,478
===============================================================

NETHERLANDS-1.00%

Van der Moolen Holding N.V. (Investment
  Banking/ Brokerage)                        1,200      102,770
===============================================================

SINGAPORE-1.87%

Datacraft Asia Ltd. (Communications
  Equipment)                                33,000      155,760
---------------------------------------------------------------

                                                      MARKET
                                           SHARES      VALUE

SINGAPORE (CONTINUED)

Singapore Exchange Ltd. (Services-Data
  Processing)(a)                            49,000  $    36,778
===============================================================
                                                        192,538
===============================================================

SPAIN-2.27%

Grupo Auxiliar Metalurgico, S.A.
  (Gamesa)
  (Manufacturing-Specialized)(a)             9,700      233,185
===============================================================

SWEDEN-9.78%

Biacore International A.B. (Electronics-
  Instrumentation)(a)                        4,410      201,071
---------------------------------------------------------------
HiQ International A.B. (Services-Data
  Processing)                               17,000      126,180
---------------------------------------------------------------
Micronic Laser Systems A.B.
  (Electronics-Semiconductors)(a)            6,690      197,912
---------------------------------------------------------------
POOLiA A.B.-B Shares
  (Services-Employment)                      3,160      152,455
---------------------------------------------------------------
Protect Data A.B. (Computers-Software &
  Services)(a)                              12,130      142,766
---------------------------------------------------------------
Q-Med A.B. (Health Care-Medical Products
  & Supplies)(a)                             9,000      183,226
===============================================================
                                                      1,003,610
===============================================================

SWITZERLAND-4.98%

Huber & Suhner A.G. (Metal Fabricators)        181      155,255
---------------------------------------------------------------
Micronas Semiconductor Holding A.G.
  (Electronics-Semiconductors)(a)              292      122,170
---------------------------------------------------------------
Straumann A.G. (Health Care-Specialized
  Services)                                     46       82,320
---------------------------------------------------------------
Tecan Group A.G. (Health Care-Medical
  Products & Supplies)                         146      151,451
===============================================================
                                                        511,196
===============================================================

UNITED KINGDOM-14.71%

Acal PLC (Electronics-Component
  Distributors)                             11,360      118,184
---------------------------------------------------------------
ARM Holdings PLC
  (Electronics-Semiconductors)(a)           13,750      104,036
---------------------------------------------------------------
Chloride Group PLC (Electrical
  Equipment)                                48,200      117,480
---------------------------------------------------------------
CML Microsystems PLC (Electronics-
  Semiconductors)                           15,800      182,686
---------------------------------------------------------------

UNITED KINGDOM

easyJet PLC (Airlines)(a)                   10,300  $    60,644
---------------------------------------------------------------
First Technology PLC (Auto Parts &
  Equipment)                                15,140      119,080
---------------------------------------------------------------
Genetix Group PLC (Health Care-Medical
  Products & Supplies)(a)                   56,100      203,844
---------------------------------------------------------------
HIT Entertainment PLC
  (Broadcasting-Television, Radio &
  Cable)                                    18,800      112,868
---------------------------------------------------------------
Horizon Technology Group PLC (Computers-
  Software & Services)(a)                   15,900      100,037
---------------------------------------------------------------
John David Sports PLC
  (Retail-Specialty-Apparel)(a)             29,200      113,523
---------------------------------------------------------------
NDS Group PLC-ADR
  (Broadcasting-Television, Radio &
  Cable)(a)                                  1,070       58,449
---------------------------------------------------------------
NSB Retail Systems PLC
  (Computers-Software & Services)           18,500       46,751
---------------------------------------------------------------
Volex Group PLC (Electrical Equipment)       5,930      172,909
===============================================================
                                                      1,510,491
===============================================================

UNITED STATES OF AMERICA-0.51%

Siebel Systems, Inc. (Computers-Software
  & Services)(a)                               770       52,071
---------------------------------------------------------------
    Total Foreign Stocks & Other Equity
      Interests
      (Cost $9,735,235)                               8,977,982
===============================================================

                                          PRINCIPAL
                                           AMOUNT

MONEY MARKET FUNDS-10.89%

STIC Liquid Assets Portfolio(b)            558,849      558,849
---------------------------------------------------------------
STIC Prime Portfolio(b)                    558,849      558,849
===============================================================
    Total Money Market Funds
      (Cost $1,117,698)                               1,117,698
===============================================================
TOTAL INVESTMENTS-98.34%
  (Cost $10,852,933)                                 10,095,680
===============================================================
OTHER ASSETS LESS LIABILITIES-1.66%                     170,718
===============================================================
NET ASSETS-100.00%                                  $10,266,398
_______________________________________________________________
===============================================================

Investment Abbreviations:


ADR   -  American Depositary Receipt
Pfd   -  Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


ASSETS:

Investments, at market value (cost $10,852,933)    $10,095,680
--------------------------------------------------------------
Foreign currencies, at value (cost $198,220)           201,356
--------------------------------------------------------------
Receivables for:
  Investments sold                                       7,780
--------------------------------------------------------------
  Fund shares sold                                     165,752
--------------------------------------------------------------
  Dividends                                              7,249
--------------------------------------------------------------
Investment for deferred compensation plan                2,546
--------------------------------------------------------------
Due from advisor                                        12,224
--------------------------------------------------------------
Other assets                                            59,279
==============================================================
    Total assets                                    10,551,866
==============================================================

LIABILITIES:

Payables for:
  Investments purchased                                214,594
--------------------------------------------------------------
  Fund shares reacquired                                23,746
--------------------------------------------------------------
  Deferred compensation plan                             2,546
--------------------------------------------------------------
Accrued administrative services fees                     4,235
--------------------------------------------------------------
Accrued custodian fees                                   5,026
--------------------------------------------------------------
Accrued distribution fees                                7,742
--------------------------------------------------------------
Accrued printing fees                                    6,838
--------------------------------------------------------------
Accrued professional fees                               16,307
--------------------------------------------------------------
Accrued trustees' fees                                     156
--------------------------------------------------------------
Accrued transfer agent fees                              1,955
--------------------------------------------------------------
Accrued operating expenses                               2,323
==============================================================
    Total liabilities                                  285,468
==============================================================
Net assets applicable to shares outstanding        $10,266,398
______________________________________________________________
==============================================================

NET ASSETS:

Class A                                             $5,625,367
______________________________________________________________
==============================================================
Class B                                             $1,992,095
______________________________________________________________
==============================================================
Class C                                             $2,648,936
______________________________________________________________
==============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

  Class A                                              706,144
______________________________________________________________
==============================================================
  Class B                                              250,695
______________________________________________________________
==============================================================
  Class C                                              333,146
______________________________________________________________
==============================================================
Class A:
  Net asset value and redemption price per share    $     7.97
--------------------------------------------------------------
  Offering price per share:
  (Net asset value of $7.97  DIVIDED BY 94.50%)     $     8.43
______________________________________________________________
==============================================================
Class B:
  Net asset value and offering price per share      $     7.95
______________________________________________________________
==============================================================
Class C:
  Net asset value and offering price per share      $     7.95
______________________________________________________________
==============================================================

STATEMENT OF OPERATIONS

FOR THE PERIOD AUGUST 31, 2000 (DATE OPERATIONS COMMENCED) THROUGH DECEMBER 31, 2000


INVESTMENT INCOME:

Dividends from affiliated money market funds        $   11,787
--------------------------------------------------------------
Dividends (net of foreign withholding tax of $200)       1,950
--------------------------------------------------------------
Interest                                                 6,096
--------------------------------------------------------------
    Total investment income                             19,833
==============================================================

EXPENSES:

Advisory fees                                           20,500
--------------------------------------------------------------
Administrative services fees                            16,667
--------------------------------------------------------------
Custodian fees                                          30,863
--------------------------------------------------------------
Distribution fees--Class A                               4,291
--------------------------------------------------------------
Distribution fees--Class B                               4,682
--------------------------------------------------------------
Distribution fees--Class C                               4,636
--------------------------------------------------------------
Transfer agent fees--Class A                             3,341
--------------------------------------------------------------
Transfer agent fees--Class B                             1,524
--------------------------------------------------------------
Transfer agent fees--Class C                             1,509
--------------------------------------------------------------
Trustees' fees                                           3,240
--------------------------------------------------------------
Registration and filing fees                            31,319
--------------------------------------------------------------
Printing                                                 8,955
--------------------------------------------------------------
Professional fees                                       19,536
--------------------------------------------------------------
Other                                                    2,772
==============================================================
    Total expenses                                     153,835
==============================================================
Less: Fees waived and expenses reimbursed             (101,909)
--------------------------------------------------------------
    Expenses paid indirectly                            (2,144)
==============================================================
    Net expenses                                        49,782
==============================================================
Net investment income (loss)                           (29,949)
==============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                               (516,537)
--------------------------------------------------------------
  Foreign currencies                                    16,081
==============================================================
                                                      (500,456)
==============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                               (757,253)
--------------------------------------------------------------
  Foreign currencies                                    (2,052)
--------------------------------------------------------------
                                                      (759,305)
==============================================================
Net gain (loss) from investment securities and
  foreign currencies                                (1,259,761)
==============================================================
Net increase (decrease) in net assets resulting
  from operations                                  $(1,289,710)
______________________________________________________________
==============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD AUGUST 31, 2000 (DATE OPERATIONS COMMENCED) THROUGH DECEMBER 31, 2000

                                                       2000
                                                    -----------

OPERATIONS:

  Net investment income (loss)                      $   (29,949)
---------------------------------------------------------------
  Net realized gain (loss) from investment
    securities and foreign currencies                  (500,456)
---------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities and
    foreign currencies                                 (759,305)
===============================================================
  Net increase (decrease) in net assets resulting
    from operations                                  (1,289,710)
===============================================================
Share transactions-net:
  Class A                                             6,385,964
---------------------------------------------------------------
  Class B                                             2,274,262
---------------------------------------------------------------
  Class C                                             2,895,882
===============================================================
    Net increase in net assets                       10,266,398
===============================================================

NET ASSETS:

  Beginning of period                                        --
===============================================================
  End of period                                     $10,266,398
_______________________________________________________________
===============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                     $11,550,792
---------------------------------------------------------------
  Undistributed net investment income (loss)             (8,552)
---------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities and foreign currencies       (516,537)
---------------------------------------------------------------
  Unrealized appreciation (depreciation) of
    investment securities and foreign currencies       (759,305)
===============================================================
                                                    $10,266,398
_______________________________________________________________
===============================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM International Emerging Growth Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund commenced operations on August 31, 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

    On December 31, 2000, undistributed net investment income was increased by $21,397, undistributed net realized gains decreased by $16,081, and paid-in capital decreased by $5,316 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
    The Fund has a capital loss carryforward of $161,713 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. For the period August 31, 2000 (date operations commenced) through December 31, 2000, AIM waived fees of $20,500 and reimbursed expenses of $81,409.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period August 31, 2000 (date operations commenced) through December 31, 2000, AIM was paid $16,667 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period August 31, 2000 (date operations commenced) through December 31, 2000, AFS was paid $2,994 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Funds average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the period August 31, 2000 (date operations commenced) through December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $4,291, $4,682 and $4,636, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $8,538 from sales of the Class A shares of the Fund during the period August 31, 2000 (date operations commenced) through December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the same period, AIM Distributors received $364 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
    During the period August 31, 2000 (date operations commenced) through December 31, 2000, the Fund paid legal fees of $976 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the period August 31, 2000 (date operations commenced) through December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $49 and reductions in custodian fees of $2,095 under expense offset arrangements which resulted in a reduction of the Funds total expenses of $2,144.

NOTE 4-TRUSTEES FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period August 31, 2000 through December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period August 31, 2000 through December 31, 2000 was $11,781,786 and $1,530,013, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $  581,265
--------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                        (1,382,689)
==============================================================
Net unrealized appreciation (depreciation) of
  investment securities                             $ (801,424)
______________________________________________________________
==============================================================
Cost of investments for tax purposes is $10,897,104.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the period August 31, 2000 (date operations commenced) and December 31, 2000 were as follows:

                                                   2000
                                          ----------------------
                                           SHARES      AMOUNT
                                          ---------  -----------
Sold:
  Class A                                   745,389  $ 6,717,335
----------------------------------------------------------------
  Class B                                   271,186    2,438,175
----------------------------------------------------------------
  Class C                                   339,960    2,953,136
================================================================
Reacquired:
  Class A                                   (39,245)    (331,371)
----------------------------------------------------------------
  Class B                                   (20,491)    (163,913)
----------------------------------------------------------------
  Class C                                    (6,814)     (57,254)
================================================================
                                          1,289,985  $11,556,108
________________________________________________________________
================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                           CLASS A
                                                    ---------------------
                                                       AUGUST 31, 2000
                                                      (DATE OPERATIONS
                                                         COMMENCED)
                                                             TO
                                                    DECEMBER 31, 2000(a)
                                                    ---------------------
Net asset value, beginning of period                       $10.00
-------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.03)
-------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                         (2.00)
=========================================================================
    Total from investment operations                        (2.03)
=========================================================================
Net asset value, end of period                             $ 7.97
_________________________________________________________________________
=========================================================================
Total return(b)                                            (20.30)%
_________________________________________________________________________
=========================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                   $5,625
_________________________________________________________________________
=========================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                2.11 %(c)
-------------------------------------------------------------------------
  Without fee waivers and expense reimbursements             6.83 %(c)
=========================================================================
Ratio of net investment income (loss) to average
  net assets                                                (1.09)%(c)
_________________________________________________________________________
=========================================================================
Portfolio turnover rate                                        30 %
_________________________________________________________________________
=========================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $3,648,357.

                                                           CLASS B
                                                    ---------------------
                                                       AUGUST 31, 2000
                                                      (DATE OPERATIONS
                                                         COMMENCED)
                                                             TO
                                                    DECEMBER 31, 2000(A)
                                                    ---------------------
Net asset value, beginning of period                       $10.00
-------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.05)
-------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                         (2.00)
=========================================================================
    Total from investment operations                        (2.05)
=========================================================================
Net asset value, end of period                             $ 7.95
_________________________________________________________________________
=========================================================================
Total return(b)                                            (20.50)%
_________________________________________________________________________
=========================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                   $1,992
_________________________________________________________________________
=========================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                2.81 %(c)
-------------------------------------------------------------------------
  Without fee waivers and expense reimbursements             7.53 %(c)
=========================================================================
Ratio of net investment income (loss) to average
  net assets                                                (1.79)%(c)
_________________________________________________________________________
=========================================================================
Portfolio turnover rate                                        30 %
_________________________________________________________________________
=========================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $1,393,313.

                                                           CLASS C
                                                    ---------------------
                                                       AUGUST 31, 2000
                                                      (DATE OPERATIONS
                                                         COMMENCED)
                                                             TO
                                                    DECEMBER 31, 2000(A)
                                                    ---------------------
Net asset value, beginning of period                       $10.00
-------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.05)
-------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                         (2.00)
=========================================================================
    Total from investment operations                        (2.05)
=========================================================================
Net asset value, end of period                             $ 7.95
_________________________________________________________________________
=========================================================================
Total return(b)                                            (20.50)%
_________________________________________________________________________
=========================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                   $2,649
_________________________________________________________________________
=========================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                2.81 %(c)
-------------------------------------------------------------------------
  Without fee waivers and expense reimbursements             7.53 %(c)
=========================================================================
Ratio of net investment income (loss) to average
  net assets                                                (1.79)%(c)
_________________________________________________________________________
=========================================================================
Portfolio turnover rate                                        30 %
_________________________________________________________________________
=========================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $1,379,510.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP has represented to the Fund was inadvertent, and new SEC rules regarding auditor independence KPMG LLP resigned as Fund auditors on December 28, 2000 prior to the first fiscal period end of the Fund. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
    Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the Funds financial statements.

                    REPORT OF INDEPENDENT ACCOUNTANTS

                    To the Shareholders of AIM International Emerging Growth Fund and Board of Trustees of AIM Funds Group:

                    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM International Emerging Growth Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

                    PRICEWATERHOUSECOOPERS LLP

                    Boston, Massachusetts
                    February 19, 2001

ABOUT YOUR FUND'S BOARD
The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

    Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

    Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                              OFFICERS                               OFFICE OF THE FUND
Robert H. Graham                               Robert H. Graham                       11 Greenway Plaza
Chairman, President and                        Chairman and President                 Suite 100
Chief Executive Officer                                                               Houston, TX 77046
A I M Management Group Inc.                    Carol F. Relihan
                                               Senior Vice President and Secretary    INVESTMENT ADVISOR
Bruce L. Crockett
Director                                       Gary T. Crum                           A I M Advisors, Inc.
ACE Limited;                                   Senior Vice President                  11 Greenway Plaza
Formerly Director, President, and                                                     Suite 100
Chief Executive Officer                        Dana R. Sutton                         Houston, TX 77046
COMSAT Corporation                             Vice President and Treasurer
                                                                                      TRANSFER AGENT
Owen Daly II                                   Robert G. Alley
Formerly Director                              Vice President                         A I M Fund Services, Inc.
Cortland Trust Inc.                                                                   P.O. Box 4739
                                               Stuart W. Coco                         Houston, TX 77210-4739
Albert R. Dowden                               Vice President
Chairman of the Board of Directors                                                    CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and    Melville B. Cox
Director, Magellan Insurance Company           Vice President                         State Street Bank and Trust Company
                                                                                      225 Franklin Street
Edward K. Dunn Jr.                             Karen Dunn Kelley                      Boston, MA 02110
Formerly Chairman, Mercantile Mortgage Corp.;  Vice President
Formerly Vice Chairman, President and                                                 COUNSEL TO THE FUND
Chief Operating Officer,                       Edgar M. Larsen
Mercantile-Safe Deposit & Trust Co.; and       Vice President                         Ballard Spahr
President, Mercantile Bankshares                                                      Andrews & Ingersoll, LLP
                                               Mary J. Benson                         1735 Market Street
Jack Fields                                    Assistant Vice President and           Philadelphia, PA 19103
Chief Executive Officer, Texana Global Inc.    Assistant Treasurer
(foreign trading company) and                                                         COUNSEL TO THE TRUSTEES
Twenty First Century, Inc.;                    Sheri Morris
Formerly Member of the U.S. House of           Assistant Vice President and           Kramer, Levin, Naftalis & Frankel LLP
Representatives                                Assistant Treasurer                    919 Third Avenue
                                                                                      New York, NY 10022
Carl Frischling                                Jim A. Coppedge
Partner                                        Assistant Secretary                    DISTRIBUTOR
Kramer, Levin, Naftalis & Frankel LLP
                                               Renee A. Friedli                       A I M Distributors, Inc.
Prema Mathai-Davis                             Assistant Secretary                    11 Greenway Plaza
Formerly, Chief Executive Officer,                                                    Suite 100
YWCA of the U.S.A.                             P. Michelle Grace                      Houston, TX 77046
                                               Assistant Secretary
Lewis F. Pennock                                                                      AUDITORS
Partner, Pennock & Cooper (law firm)           Nancy L. Martin
                                               Assistant Secretary                    PricewaterhouseCoopers LLP
Louis S. Sklar                                                                        160 Federal Street
Executive Vice President,                      Ofelia M. Mayo                         Boston, MA 02110
Development and Operations,                    Assistant Secretary
Hines Interests
Limited Partnership                            Lisa A. Moss
                                               Assistant Secretary

                                               Kathleen J. Pflueger
                                               Assistant Secretary


               THE AIM FUNDS--Registered Trademark-- RISK SPECTRUM

                      -------------------------------------

                            THE AMOUNT OF INVESTMENT

                               RISK YOU UNDERTAKE

                             DEPENDS ON SEVERAL FAC-

                           TORS: YOUR FINANCIAL OBJEC-

                           TIVES, YOUR RISK TOLERANCE

                             AND YOUR TIME HORIZON.

                      -------------------------------------

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                THE AIM FAMILY OF FUNDS--Registered Trademark--



                               EQUITY FUNDS


DOMESTIC EQUITY FUNDS                           INTERNATIONAL/GLOBAL EQUITY FUNDS          A I M Management Group Inc. has
                                                                                           provided leadership in the mutual
       MORE AGGRESSIVE                                   MORE AGGRESSIVE                   fund industry since 1976 and
                                                                                           managed approximately $170 billion
AIM Small Cap Opportunities(1)                  AIM Latin American Growth                  in assets for nine million
AIM Mid Cap Opportunities(2)                    AIM Developing Markets                     shareholders, including individual
AIM Large Cap Opportunities(3)                  AIM European Small Company                 investors, corporate clients and
AIM Emerging Growth                             AIM Asian Growth                           financial institutions, as of
AIM Small Cap Growth(4)                         AIM Japan Growth                           December 31, 2000.
AIM Aggressive Growth                           AIM International Emerging Growth              The AIM Family of
AIM Mid Cap Growth                              AIM European Development                   Funds--Registered Trademark-- is
AIM Small Cap Equity                            AIM Euroland Growth                        distributed nationwide, and AIM
AIM Capital Development                         AIM Global Aggressive Growth               today is the eighth-largest mutual
AIM Constellation                               AIM International Equity                   fund complex in the United States
AIM Dent Demographic Trends                     AIM Advisor International Value            in assets under management,
AIM Select Growth                               AIM Worldwide Spectrum                     according to Strategic Insight, an
AIM Large Cap Growth                            AIM Global Trends                          independent mutual fund monitor.
AIM Weingarten                                  AIM Global Growth                              AIM is a subsidiary of AMVESCAP
AIM Mid Cap Equity                                                                         PLC, one of the world's largest
AIM Value II                                            MORE CONSERVATIVE                  independent financial services
AIM Charter                                                                                companies with $402 billion in
AIM Value                                                                                  assets under management as of
AIM Blue Chip                                   SECTOR EQUITY FUNDS                        December 31, 2000.
AIM Basic Value
AIM Large Cap Basic Value                                MORE AGGRESSIVE
AIM Balanced
AIM Advisor Flex
                                                AIM New Technology
      MORE CONSERVATIVE                         AIM Global Telecommunications and Technology
                                                AIM Global Infrastructure
                                                AIM Global Resources
                                                AIM Global Financial Services
                                                AIM Global Health Care
                                                AIM Global Consumer Products and Services
                                                AIM Advisor Real Estate
                                                AIM Global Utilities

                                                         MORE CONSERVATIVE


                               FIXED-INCOME FUNDS



 TAXABLE FIXED-INCOME FUNDS                      TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                                  MORE AGGRESSIVE

AIM Strategic Income                             AIM High Income Municipal
AIM High Yield II                                AIM Tax-Exempt Bond of Connecticut
AIM High Yield                                   AIM Municipal Bond
AIM Income                                       AIM Tax-Free Intermediate
AIM Global Income                                AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                            MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999.) (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                IEG-AR-1